UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
May 7, 2026
Date of Report (Date of earliest event reported)

AZZ Inc.
(Exact name of Registrant as specified in its charter)

Texas	1-12777	75-0948250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Museum Place, Suite 500
3100 West 7th Street
Fort Worth, Texas 76107
(Address of principal executive offices) (Zip Code)
(817) 810-0095
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AZZ	New York Stock Exchange
NYSE Texas, Inc.
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
Seventh Amendment to Credit Agreement

On May 7, 2026, AZZ Inc. (the "Company") entered into the Seventh Amendment to its existing Credit Agreement referenced below with Wells Fargo Bank, N.A. (“Wells Fargo”), as Administrative Agent and Collateral Agent and the requisite lenders (the "Seventh Amendment"). The Seventh Amendment amends the Credit Agreement dated as of May 13, 2022 by and among Wells Fargo, as Administrative Agent and Collateral Agent, the lenders party thereto from time to time and the Company's subsidiaries party thereto (as thereafter amended, the "Credit Agreement").

The Seventh Amendment (i) terminated the Initial Revolving Credit Commitments and simultaneously replaced them in their entirety with Extended Revolving Credit Commitments having a Maturity Date of May 7, 2029, (ii) decreased the interest rate margin applicable to the Revolving Credit Loans from margins ranging from 175 basis points to 275 basis points (subject to leverage ratio step-downs) to margins ranging from 125 basis points to 225 basis points (subject to leverage ratio step-downs); (iii) reduced the Commitment Fee applicable to the Revolving Credit Commitments from fees ranging from 20 basis points to 30 basis points (subject to leverage ratio step-downs) to fees ranging from 15 basis points to 25 basis points (subject to leverage ratio step-downs); and (iv) reduced the Letter of Credit Fees from fees ranging from 175 basis points to 275 basis points (subject to leverage ratio step-downs) to fees ranging from 125 basis points to 225 basis points (subject to leverage ratio step-downs).

This summary of the Seventh Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, reference to all the terms of the Seventh Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 with respect to the Seventh Amendment is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
10.1	Seventh Amendment to Credit Agreement, dated as of May 7, 2026, by and among AZZ Inc., the Guarantors, the Lenders, and Wells Fargo Bank, N.A., as Administrative Agent and Collateral Agent.
104	Cover Page Interactive Date File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ Inc.
Date: May 8, 2026	By: /s/ Tara D. Mackey
Tara D. Mackey Chief Legal Officer and Secretary